UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 4, 2020
  _______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	001-32598	41-1941551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road,	Billerica,	MA	01821
(Address of principal executive offices)			(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ENTG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On February 4, 2020, Entegris, Inc. issued a press release to announce results for the fourth quarter and the fiscal year ended December 31, 2019 and will hold a conference call to discuss such results. A copy of this press release and the supplemental slides to which management will refer during the conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
In accordance with General Instructions B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, date February 4, 2020
99.2	Fourth Quarter Earnings Release Presentation Slides, dated February 4, 2020
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: February 4, 2020	By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Executive Vice President and Chief Financial Officer